Scudder
New York
Tax Free Money Fund

Scudder
New York
Tax Free Fund

Annual Report
March 31, 1999

No-Load Funds

For investors seeking triple-tax-free income exempt from New York state and New York City personal income taxes and regular federal income taxes.

No-load funds with no commissions to buy, sell, or exchange shares.

SCUDDER

                      Scudder New York Tax Free Money Fund

--------------------------------------------------------------------------------
Date of Inception:  5/28/87    Total Net Assets as of      Ticker Symbol:  SCNXX
                               3/31/99: $80.4 million
--------------------------------------------------------------------------------

o Scudder New York Tax Free Money Fund offered a seven-day effective yield of 2.36% on March 31, 1999, equivalent to a 4.19% taxable yield for investors in the top federal and state income tax brackets.

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART TITLE:

------------------------------
7-Day Yield on March 31, 1999
------------------------------

CHART DATA:

         2.36%                     4.19%

    Scudder New York              Taxable
    Tax Free Money              Equivalent
        Fund                       Yield


                                Table of Contents

 4  Letter from the Funds' President      36  Report of Independent Accountants

 7  Portfolio Management Discussion       37  Tax Information

13  Glossary of Investment Terms          38  Shareholder Meeting Results

14  Investment Portfolio                  40  Officers and Trustees

17  Financial Statements                  41  Investment Products and Services

20  Financial Highlights                  42  Scudder Solutions

32  Notes to Financial Statements

                       2 - Scudder New Tax Free Money Fund

                         Scudder New York Tax Free Fund

--------------------------------------------------------------------------------
Date of Inception:  7/22/83      Total Net Assets as       Ticker Symbol:  SCYTX
                             of 3/31/99: $211.7 million
--------------------------------------------------------------------------------

o Scudder New York Tax Free Fund provided a 3.84% 30-day net annualized SEC yield on March 31, 1999. For shareholders subject to the 43.74% maximum combined federal and state income tax rate, the Fund's yield was equal to a taxable yield of 6.83%. The Fund posted a 5.46% total return over its most recent fiscal year ended March 31, 1999.

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART TITLE:

------------------------------
30-Day Yield on March 31, 1999
------------------------------

CHART DATA:

         3.84%                    6.83%

    Scudder New York              Taxable
    Tax Free Fund                Equivalent
                                   Yield


                                Table of Contents

   4  Letter from the Funds' President     32  Notes to Financial Statements

   5  Performance Update                   36  Report of Independent Accountants

   6  Portfolio Summary                    37  Tax Information

   9  Portfolio Management Discussion      39  Shareholder Meeting Results

  13  Glossary of Investment Terms         40  Officers and Trustees

  21  Investment Portfolio                 41  Investment Products and Services

  28  Financial Statements                 42  Scudder Solutions

  31  Financial Highlights

                       3 - Scudder New York Tax Free Fund

                        Letter from the Funds' President

Dear Shareholders,

         We are pleased to report to you concerning the latest fiscal year ended March 31, 1999, for Scudder New York Tax Free Fund and Scudder New York Tax Free Money Fund. During the period, Scudder New York Tax Free Fund returned 5.46%, outpacing the 5.17% average return of similar New York tax-free funds. As of March 31, 1999, Scudder New York Tax Free Money Fund posted a 4.19% tax equivalent yield based on maximum state and federal tax rates.

         Investors concerned about the increased volatility of the financial markets during the past 12 months should find the chart on page 9 of interest. The chart shows that over the 12-month period ended March 31, long-term municipal bonds displayed considerably less price volatility than comparable Treasury securities. For additional information concerning the market performance, strategy, and outlook for both Scudder New York Tax Free Funds, please see the Portfolio Management Discussions that begin on page 7.

         For those of you interested in new Scudder products, we are pleased to introduce Scudder Select 500 Fund and Scudder Select 1000 Growth Fund. Both funds are managed with the goal of providing long-term outperformance compared to their benchmark indices, the S&P 500 Index and the Russell 1000 Growth Index, respectively. For more information on either Select fund, please call us at the number below.

         Please call a Scudder Investor Information representative at 1-800-225-2470 if you have questions about Scudder New York Tax Free Fund or Scudder New York Tax Free Money Fund. Or, visit Scudder's Web site at www.scudder.com. Thank you for choosing Scudder's New York Tax Free Funds to help meet your investment needs.

     Sincerely,
     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder New York Tax Free Money Fund
     Scudder New York Tax Free Fund

                    4 - Scudder New York Tax Free Money Fund
                        Scudder New York Tax Free Fund

                     Performance Update as of March 31, 1999

---------------------
Fund Index Comparison
---------------------
                          Total Return
   ---------------------------------------------
   Period
   Ended       Growth of                Average
   3/31/1999   $10,000    Cumulative    Annual
   ---------------------------------------------
   Scudder New York Tax Free Fund
   ---------------------------------------------
   1 Year      $ 10,546       5.46%     5.46%
   5 Year      $ 14,110      41.10%     7.13%
   10 Year     $ 21,412     114.12%     7.91%
   ---------------------------------------------
   Lehman Brothers Municipal Bond Index
   ---------------------------------------------
   1 Year      $ 10,620       6.20%     6.20%
   5 Year      $ 14,440      44.40%     7.62%
   10 Year     $ 22,083     120.83%     8.24%
   ---------------------------------------------


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CHART TITLE:

------------------------------
Growth of a $10,000 Investment
------------------------------

CHART DATA:

                   Scudder New York        Lehman Brothers Municipal
                    Tax Free Fund                 Bond Index
               ---------------------        -------------------------

 '89                    10000                         10000
 '90                    10818                         11056
 '91                    11662                         12075
 '92                    12958                         13283
 '93                    14979                         14947
 '94                    15175                         15293
 '95                    16145                         16430
 '96                    17429                         17807
 '97                    18258                         18779
 '98                    20302                         20793
 '99                    21412                         22083

                          Yearly periods ended March 31

The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.


THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND
INDEX TOTAL RETURN (%)

CHART TITLE:

---------------------------------
Returns and Per Share Information
---------------------------------

Yearly periods ended March 31

CHART DATA:

                                      1990     1991     1992    1993     1994     1995     1996    1997     1998     1999
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value                     $ 10.60  $ 10.73  $ 10.98  $ 11.40 $ 10.32  $ 10.38  $ 10.67  $ 10.63 $ 11.27  $ 11.37
-----------------------------------------------------------------------------------------------------------------------------
Income Dividends                    $  .69   $  .67   $  .65   $  .61  $  .54   $  .52   $  .53   $  .53  $  .51   $  .51
-----------------------------------------------------------------------------------------------------------------------------
Capital Gains and Other             $  .09   $   --   $  .25   $  .61  $  .73   $  .05   $   --   $  .01  $  .02   $   --
Distributions
-----------------------------------------------------------------------------------------------------------------------------
Fund Total Return (%)                 8.18     7.79    11.11    15.60    1.31     6.39     7.95     4.76   11.20     5.46
-----------------------------------------------------------------------------------------------------------------------------
Index Total Return (%)               10.56     9.22    10.02    12.52    2.32     7.43     8.38     5.45   10.73     6.20
-----------------------------------------------------------------------------------------------------------------------------


All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

                       5 - Scudder New York Tax Free Fund

                     Portfolio Summary as of March 31, 1999

---------------
Diversification
---------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

      Core Cities/Lease                             19%
      State General Obligation/Lease                17%
      County General Obligation/Lease                9%
      Higher Education                               8%
      Hospital/Health Revenue                        7%
      Sales/Special Tax                              7%
      Port/Airport Revenue                           6%
      Project Revenue/Special Assessment             5%
      Other General Obligation/Lease                 5%
      Miscellaneous Municipal                       17%
   ----------------------------------------------------
                                                   100%
   ----------------------------------------------------

  The Fund invests in a broad selection of New York State municipal bonds.


--------
 Quality
--------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

      AAA                            47%
      AA                             11%
      A                              20%
      BBB                             7%
      SKI                            15%
   --------------------------------------
                                    100%
   --------------------------------------
   Weighted average quality: AA

   Overall portfolio quality remains high, with over 75% of portfolio securities rated A or better as of March 31.


--------------------
  Effective Maturity
--------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

      Less than 1 year                4%
      1-5 years                       6%
      5-10 years                     49%
      10-15 years                    31%
      15 years or greater            10%
   --------------------------------------
                                    100%
   --------------------------------------
   Weighted average effective maturity:
   9.83 years

Our continuing goal is to have an average effective maturity similar to that of the Lehman Brothers Municipal Bond Index, the Fund's benchmark, but with a superior, call-protected structure.


For more complete details about the Fund's investment portfolio, see page. A quarterly Fund Summary and Portfolio Holdings are available upon request.

                       6 - Scudder New York Tax Free Fund

                         Portfolio Management Discussion

                      Scudder New York Tax Free Money Fund

Dear Shareholders,

Scudder New York Tax Free Money Fund maintained a conservative portfolio strategy in an environment of declining money market yields during the Fund's most recent fiscal year ended March 31, 1999. The Fund's seven-day effective yield as of March 31 was 2.36%. For investors in the highest combined state and federal income tax bracket, the Fund's yield was equivalent to a 4.19% compounded yield.

Two factors drove tax-exempt money market interest rates lower during the period: First, the U.S. Federal Reserve lowered interest rates three times from September through November in an effort to ease 1998's succession of global financial crises. Second, the U.S. economy continued to thrive, with GDP soaring to an annualized 6% rate of growth during the fourth quarter of 1998 with minimal inflationary pressures. Many more states and cities enjoyed budget surpluses, and the supply of short-term tax-exempt securities declined sharply. With less competition for buyers, municipalities that did issue short-term securities could do so at lower rates.

In this environment of dramatically lower supply and lower interest rates, we pursued a cautious strategy through most of the period, and refrained from extending the Fund's average maturity because we felt that yields of longer-term money market securities were too low to justify incurring the additional risk that comes with an extended

                    7 - Scudder New York Tax Free Money Fund maturity. These conditions persisted until March, when supply and interest rates inched higher, and we extended maturity slightly. The Fund's average maturity was 27 days as of March 31, 1999, compared with 38 days 12 months earlier. The Fund continues to invest in variable rate demand notes -- which provide flexibility in the present low interest rate environment -- and tax-free commercial paper and tax-free notes -- both of which provide some stability in yield. The Fund continues to emphasize high quality issuers and guarantors.

In its present dual role of presiding over global economic recovery and ensuring that the U.S. economy doesn't overheat into accelerated inflation, the Fed appears to be in a holding pattern. Over the coming months, we will continually consider the opportunities offered by the market, weighing them against our economic outlook. If we expect interest rates to be stable overall, but supply increases and the market offers us higher rates to extend the Fund's maturity, we expect to do so.

Our continuing goal is to provide Scudder New York Tax Free Money Fund shareholders with a competitive triple-tax-free yield by searching for high-quality, short-term municipal securities while actively managing the Fund's average maturity. We appreciate your investment with us.

Sincerely,
Your Portfolio Management Team

/s/Frank J. Rachwalski, Jr. /s/Jerri I. Cohen

Frank J. Rachwalski, Jr.    Jerri I. Cohen

/s/Elizabeth Meyer

Elizabeth Meyer

                                Scudder New York
                              Tax Free Money Fund:
                          A Team Approach to Investing

Scudder New York Tax Free Money Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging our extensive resources.

Co-Lead Portfolio Managers Frank J. Rachwalski and Jerri I. Cohen have responsibility for the Fund's day-to-day management. Mr. Rachwalski, who joined the Adviser in 1973 and the Fund in 1998, has 26 years experience managing money market portfolios. Ms. Cohen, who joined the Adviser in 1981 and the Fund in 1998, has 18 years experience in the financial industry. Together they oversee the investment strategies of the Fund. Portfolio Manager Elizabeth Meyer joined the Adviser in 1986 and the team in 1999. Ms. Meyer has 13 years experience in the financial industry.

                    8 - Scudder New York Tax Free Money Fund

                         Portfolio Management Discussion

                         Scudder New York Tax Free Fund

Dear Shareholders,

Following a series of overseas and domestic financial crises that prompted uncertainty, volatility, and a "flight to quality," bond yields plummeted, then returned to July 1998 levels at the close of Scudder New York Tax Free Fund's most recent fiscal year. During the 12-month period ended March 31, 1999, the Fund returned 5.46%, outpacing the 5.17% average return of New York tax-exempt funds as tracked by Lipper Analytical Services, Inc.

                             A Market Roller Coaster

Market turmoil hit a peak in the wake of the Russian currency devaluation on August 17, followed by the near collapse of the Long Term Capital Management hedge fund. Volatility in the U.S. stock market increased greatly while a massive reallocation to U.S. Treasury bonds led to substantially lower yields. Though presidential impeachment proceedings distracted the financial markets through the fall and beyond, the Federal Reserve's three consecutive interest rate cuts in September, October, and November helped to gradually restore market stability. During this period, the U.S. economy continued to grow beyond all expectations, recording a dramatic 6% annualized increase in GDP for the fourth quarter of 1998. This show of strength, in turn, worried bond investors, who responded by sending 30-year

THE  PRINTED DOCUMENT CONTAINS A LINE CHART HERE

CHART TITLE:

-------------------------------------------------------
Municipals Provided Greater Stability

Monthly prices of 30-year AAA-rated municipal bonds
compared with prices of 30-year U.S. Treasury Bonds,
3/31/98-3/31/99
-------------------------------------------------------

CHART DATA:

          30-year U.S. Treasury Bonds          30-year AAA-rated municipal bonds
          ---------------------------          ---------------------------------

        3/31/98       100.00                            100.00
                       98.47                             98.49
        5/31/98       100.14                            100.77
                      103.47                            100.00
       7/31/98        101.57                            100.00
                      107.12                            102.33
        9/30/98       114.87                            105.57
                      111.47                            102.33
        11/30/98      109.83                            102.33
                      111.47                            102.33
        1/31/99       111.14                            103.13
                      103.32                            101.55
        3/31/99       102.11                            100.77

Source:  Scudder Kemper Investments, Inc.

Treasury bond yields back up to July 1998 levels. Over the Fund's most recent fiscal year, yields of 30-year Treasury bonds ended slightly lower, beginning the period at 5.84% and ending it at 5.67%. Over the same time frame, yields of 30-year AAA-rated municipal bonds declined from 5.10% to 5.05%.

In addition to high tax-free yields, municipal bonds have historically offered greater price stability over time than Treasury bonds of comparable maturity. The accompanying chart demonstrates the record over the past 12 months, when most financial markets were at a peak of volatility.

                       9 - Scudder New York Tax Free Fund

                                 Recent Strategy

Over the past 12 months, Scudder New York Tax Free Fund pursued a two-part strategy: First, the Fund emphasized premium "cushion" bonds -- bonds with high coupons that compensate investors for the fact that they can be redeemed by their issuer in a relatively short period of time. Second, the Fund continues to hold a substantial position in noncallable bonds (59% of assets) to provide a relatively stable income stream along with long-term price appreciation potential. In terms of maturity, we focused on 11- to 15-year bonds, because we believe they offer the best total return potential, based on our outlook for interest rates and the yield differentials among bonds across the maturity spectrum. Lastly, our continuing goal is to have an average effective maturity similar to that of the Lehman Brothers Municipal Bond Index, but with a superior, call-protected structure. As of March 31, the Fund's average duration was 7.4 years. (Duration gives relative weight to both principal and interest payments through the life of a bond and has replaced average maturity as the standard measure of interest rate sensitivity among professional investors. Generally, the shorter the duration, the less sensitive a portfolio will be to changes in interest rates.)

Overall portfolio quality remains high, with 78% of portfolio securities rated A or better at the close of the period. We continue to invest in a broad selection of New York tax-exempt issues, including core cities/lease, general obligation, and higher education bonds.

                                 New York Update

For the fifteenth consecutive year, April 1st came and went without a budget for New York State. Despite this delay, the State continues to benefit from the strength of the economy, both locally and nationally. As expected, the State finished its 1999 fiscal year with an operating surplus of $1.9 billion in its General Fund. Higher than expected income tax revenues and lower than expected social service costs accounted for the surplus. New York State's economy continues to grow, though more slowly than the national economy. The State's 1998 private sector job growth of 2%, or 130,500 jobs, was the strongest annual growth in a decade. New York's average unemployment rate was 5.6% in 1998, compared with the national average of 4.5%.

The financial, insurance, and real estate sectors represent the underlying strength of the New York State economy. Although these sectors only represent 6% of the job market and are experiencing minimal job growth, they are an integral factor in the State's strong financial position. Financial companies on Wall Street have been reaping tremendous profits, resulting in higher salaries and even higher year-end bonuses for their employees. The dramatic rise in the stock market has also increased the State's capital gain receipts. In 1997 the State's per capita income was $30,752, 20% higher than the national average.

New York's debt burden is high, but manageable: The State currently has $57 billion in direct and appropriation debt outstanding. The Governor's

                       10 - Scudder New York Tax Free Fund
proposed increase in pay-as-you-go financing and the State's scheduled debt retirement plan will offset new debt issuance, leaving the State's debt outstanding relatively flat for the next five years. New York's credit outlook continues to be stable given its positive economy and the resulting growth in employment and continued improvements in the State's financial position. But the State's thin reserves and the continual lack of consensus between its political parties negatively impact New York State's credit standing.

                                     Outlook

Because the powerful market forces that have brought the United States close to price stability -- including technology, deregulation, globalization, and vigilant central banks -- are still in full effect, we believe that inflation will remain restrained over the next several years. At the same time, we believe that higher oil prices could prompt a "gentle slowdown" in U.S. economic activity. This would relieve some of the financial imbalances (vigorous individual and corporate spending contrasting with shrinking savings and profit levels, for example) that we are currently observing in the economy.

Low inflation, and any slowing of the economy, in turn, would benefit municipal bonds, which continue to be attractively priced versus Treasuries. At the same time, we are mindful that the U.S. economy is nearing "full employment," and that an economic rebound in Asia could cause the U.S. economy to overheat. Over the coming months we plan to maintain a neutral portfolio duration compared with similar New York tax-free funds and will attempt to limit the Fund's share price volatility.

                       11 - Scudder New York Tax Free Fund

We plan to focus on 10-15 year premium coupon bonds as the Fund seeks to benefit from the yield and capital appreciation opportunities afforded by the New York tax-exempt bond market. In addition to a neutral average duration, we will maintain high overall credit quality as we seek triple-tax-free income and competitive returns for our shareholders. Thank you for investing with Scudder.

Sincerely,

Your Portfolio Management Team

/s/Ashton P. Goodfield           /s/Eleanor R. Brennan

Ashton P. Goodfield              Eleanor R. Brennan

                                Scudder New York
                                 Tax Free Fund:
                          A Team Approach to Investing

Scudder New York Tax Free Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging our extensive resources.

Lead Portfolio Manager Ashton P. Goodfield assumed responsibility for the Fund's day-to-day management and overall investment strategies in 1999. Ms. Goodfield joined the Adviser in 1986 and has over 13 years of experience in the mutual fund industry. Portfolio Manager Eleanor R. Brennan joined the team in 1999 and the Adviser in 1995. Ms. Brennan has 13 years of experience in municipal investing and portfolio management.

                       12 - Scudder New York Tax Free Fund

                      Glossary of Investment Terms

BOND An interest-bearing security issued by the federal, state, or local government or a corporation that obligates the issuer to pay the bondholder a specified amount of interest for a stated period -- usually a number of years -- and to repay the face amount of the bond at its maturity date.

GENERAL OBLIGATION BOND    A municipal bond backed by the "full faith and
                           credit" (including the taxing and further borrowing power) of the city, state, or agency that issues the bond. A general obligation bond is repaid with the issuer's general revenue and borrowings.

INFLATION                  An overall increase in the prices of goods and
                           services, as happens when business and consumer spending increases relative to the supply of goods available in the marketplace-- in other words, when too much money is chasing too few goods. High inflation has a negative impact on the prices of fixed-income securities.

MUNICIPAL BOND             An interest-bearing debt security issued by a state
                           or local government entity.

NET ASSET VALUE (NAV)      The price per share of a mutual fund based on the
                           sum of the market value of all the securities owned by the fund divided by the number of outstanding shares.

TAXABLE EQUIVALENT YIELD   The level of yield a fully taxable instrument would
                           have to provide to equal that of a tax-free municipal bond on an after-tax basis.

30-DAY SEC YIELD           The standard yield reference for bond funds, based
                           on a formula prescribed by the SEC. This annualized yield calculation reflects the 30-day average of the income earnings of every holding in a given fund's portfolio, net of expenses, assuming each is held to maturity.

TOTAL RETURN               The most common yardstick to measure the performance
                           of a fund. Total return -- annualized or compound -- is based on a combination of share price changes plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.

(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

                   13 - Scudder New York Tax Free Money Fund
                        Scudder New York Tax Free Fund

                    Investment Portfolio as of March 31, 1999

                                                                                                    Credit
                                                                                   Principal       Rating(b)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
---------------------------------------------------------------------------------------------------------------------------------
Municipal Investments 100.0%
---------------------------------------------------------------------------------------------------------------------------------
New York

Albany, NY, Industrial Development Authority, Davies Office Refurbishing,
  Series 1997, AMT, Weekly Demand Note, 2.95%, 2/1/2017* ......................   2,240,000          A1              2,240,000

Erie County, NY, Water Authority, Waterworks Systems Revenue, Weekly Demand
  Bonds, 2.75%, 12/1/2016* ....................................................   2,000,000          A1+             2,000,000

Hempstead, NY, Industrial Development Agency, Trigen-Nassua Energy Corporation,
  Series 1998, Weekly Demand Note, AMT, 2.85%, 9/15/2015* .....................   1,000,000          A1+             1,000,000

Long Island, NY, Power Authority, Electric Systems Revenue:

  Tax Exempt Commercial Paper:
   2.45%, 4/8/1999 ............................................................   2,000,000          A1+             2,000,000
   3.05%, 6/17/1999 ...........................................................   1,000,000          A1+             1,000,000

  Weekly Demand Note, 2.9%, 5/1/2033* .........................................   1,000,000          A1+             1,000,000

Monroe County, NY, Industrial Development Agency, Office Building Associates,
  Series 1992, Weekly Demand Note, 2.85%, 10/1/2000* ..........................   1,724,000          P1              1,724,000

Nassau County, NY:

  Revenue Anticipation Note, Series 1998 C, 4%, 4/13/1999 .....................   1,000,000          SP1             1,000,128

  Tax Anticipation Note:
   Series 1998 B, 3.5%, 8/18/1999 .............................................   1,000,000          SP1             1,001,681
   Series 1998 C, 3.5%, 12/22/1999 ............................................   1,000,000          SP1             1,002,810

New York City, General Obligation, Bond Anticipation Note:
  Series 1995 B, Daily Demand Note, 3.2%, 8/15/2005* ..........................   1,200,000          A1              1,200,000
  Series 1995 B, Daily Demand Note, 3.2%, 8/15/2009* ..........................   1,598,000          A1+             1,598,000
  Series 1995 B, Daily Demand Note, 3.2%, 8/15/2022* ..........................     757,000          A1+               757,000

  Tax Exempt Commercial Paper:
   3%, 4/1/1999 ...............................................................   1,000,000          A1              1,000,000
   3.1%, 6/10/1999 ............................................................   1,000,000          A1              1,000,000
   Series 1996, 3.25%, 4/1/1999 ...............................................   1,000,000          A1              1,000,000

New York City Municipal Water Finance Authority:

  Tax Exempt Commercial Paper, 2.75%, 4/9/1999 ................................   2,000,000          A1+             2,000,000

  Daily Demand Note, Series 1995 A, 3.35%, 6/15/2025 (c)* .....................   3,500,000          VMIG1           3,500,000

New York City Health and Hospital Corporation Revenue, Series 1997 A, Weekly
  Demand Note, 2.8%, 2/15/2026* ..............................................      980,000          A1+               980,000

New York City, Housing Development Corporation, Residential Revenue Bonds,
  Montefiore Medical Center, Weekly Demand Note, 2.7%, 5/1/2030* .............    1,000,000          A1+             1,000,000

    The accompanying notes are an integral part of the financial statements.

                    14 - Scudder New York Tax Free Money Fund

                                                                                                    Credit
                                                                                   Principal       Rating(b)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
---------------------------------------------------------------------------------------------------------------------------------
New York City, Industrial Development Agency, Korean Airlines, Series 1997 A,
  Weekly Demand Note, AMT, 2.9%, 11/1/2024* ..................................    2,000,000          A1              2,000,000

New York Metropolitan Transit Authority, Tax Exempt Commercial Paper:
  Series B, 2.7%, 5/13/1999 ..................................................    2,000,000          A1+             2,000,000
  Series B, 2.7%, 5/14/1999 ..................................................    1,000,000          A1+             1,000,000
  Series B, 3%, 7/21/1999 ....................................................    1,000,000          A1+             1,000,000

New York Power Authority, Tax Exempt Commercial Paper:
  3%, 5/11/1999 ..............................................................    1,000,000          A1              1,000,000
  3.15%, 6/14/1999 ...........................................................    2,500,000          A1              2,500,000

New York State, Environmental Quality, General Obligation, Tax Exempt Commercial
  Paper, Series 1997 A, 2.7%, 4/12/1999 ......................................    1,000,000          A1+             1,000,000

New York State, General Obligation, Bond Anticipation Note, Tax Exempt
  Commercial Paper:
   3.1%, 6/14/1999 ...........................................................    1,000,000          A1              1,000,000
   3.05%, 7/13/1999 ..........................................................    2,000,000          A1              2,000,000
   3.05%, 7/19/1999 ..........................................................    1,000,000          A1              1,000,000

New York State Dormitory Authority:

  Columbia University, Tax Exempt Commercial Paper:
   Series 1997, 2.95%, 7/13/1999 .............................................    2,000,000          A1+             2,000,000
   Series 1997, 2.95%, 7/19/1999 .............................................    1,000,000          A1+             1,000,000

  Cornell University, Daily Demand Note, Series 1990 B, 2.95%, 7/1/2025* .....    3,600,000          A1+             3,600,000

  Sloan Kettering Cancer Center, Tax Exempt Commercial Paper, Series 1989 B,
     2.95%, 4/12/1999 ........................................................    3,000,000          A1              3,000,000

New York State Energy Research and Development Authority:

  Daily Demand Note, Series 1994 D, 2.9%, 10/1/2029* .........................    3,500,000          VMIG1           3,500,000

  Gas Facilities Revenue Bonds, Weekly Demand Note, Series 1997 A-1, 2.95%,
     12/1/2020* ..............................................................    1,000,000          A1+             1,000,000

  Niagara Project, Daily Demand Note, Series 1985 C, 3.2%, 12/1/2025* ........    2,500,000          P1              2,500,000

  Long Island Lighting Co., AMT, Series 1997 A, Weekly Demand Note, 2.85%,
     12/1/2027* ..............................................................    4,000,000          MIG1            4,000,000

New York State Housing Finance Agency:

  Hospital for Special Surgery, Weekly Demand Bond, Series 1985 A, 2.95%,
     11/1/2010* ..............................................................    2,005,000          VMIG1           2,005,000

  Normandie Court I Housing Revenue, Weekly Demand Bond, 2.80%, 5/15/2015* ...    3,900,000          A1+             3,900,000

  Tribeca Landing Housing, Revenue Bonds, Weekly Demand Note, AMT,
     Series 1997A, 2.95%, 11/1/2030* .........................................    2,000,000          A1              2,000,000

    The accompanying notes are an integral part of the financial statements.

                    15 - Scudder New York Tax Free Money Fund

                                                                                                    Credit
                                                                                   Principal       Rating(b)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
---------------------------------------------------------------------------------------------------------------------------------
New York State Pollution Control Revenue, Orange & Rockland, Weekly Demand
  Notes, Series 1994 A, 2.75%, 10/1/2014* ....................................    2,100,000          A1+             2,100,000

Niagara County, NY, Industrial Development Agency, Solid Waste Disposal Revenue,
  Weekly Demand Note, AMT, Series 1994 B, 3.05%, 11/15/2024* .................    2,500,000          A1              2,500,000

Onondaga County, NY, Industrial Development Agency, Southern Container Corp.,
  Weekly Demand Note, AMT, Series 1997 A, 2.95%, 8/1/2007* ...................    1,500,000          A1              1,500,000

Schenectady County, NY, Industrial Development Revenue, Scotia Industrial Park
  Project, Weekly Demand Bond, Series 1993 A, 2.9%, 6/1/2009* ................    1,970,000          P1              1,970,000

Puerto Rico

Puerto Rico Commonwealth, General Obligation Note, 5.5%, 7/1/1999 ............    1,000,000          A               1,005,766
---------------------------------------------------------------------------------------------------------------------------------
Total Municipal Investments (Cost $80,084,385)                                                                      80,084,385
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $80,084,385) (a)                                                          80,084,385
---------------------------------------------------------------------------------------------------------------------------------

(a)  The cost for federal income tax purposes was $80,084,385.

(b) All of the securities held have been determined to be of appropriate credit quality as required by the Fund's investment objectives. Credit ratings shown are assigned by either Standard & Poor's Ratings Group, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Securities rated by Scudder Kemper Investments, Inc. (SKI) have been determined by the Adviser to be of comparable quality to rated eligible securities.

(c) Bond is insured by one of these companies: AMBAC, Capital Guaranty, FGIC, FSA or MBIA/BIG.

* Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

     AMT: Subject to alternative minimum tax

    The accompanying notes are an integral part of the financial statements.

                    16 - Scudder New York Tax Free Money Fund

                              Financial Statements

                       Statement of Assets and Liabilities

                              as of March 31, 1999

Assets
-----------------------------------------------------------------------------------------------------------------------------
                  Investments, at value (identified cost $80,084,385) .........              $  80,084,385

                  Cash ........................................................                     31,936

                  Interest receivable .........................................                    243,569

                  Receivable for Fund shares sold .............................                    198,862

                  Other assets ................................................                      1,480
                                                                                             ----------------
                  Total assets ................................................                 80,560,232

Liabilities
-----------------------------------------------------------------------------------------------------------------------------
                  Payable for Fund shares redeemed ............................                     54,258

                  Dividends payable ...........................................                     11,388

                  Accrued management fee ......................................                     28,164

                  Other payables and accrued expenses .........................                     45,588
                                                                                             ----------------

                  Total liabilities ...........................................                    139,398
                  -------------------------------------------------------------------------------------------
                  Net assets, at value                                                       $  80,420,834
                  -------------------------------------------------------------------------------------------
Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                  Net assets consist of:

                  Accumulated net realized gain (loss) ........................                    (52,888)

                  Paid-in capital .............................................                 80,473,722
                  -------------------------------------------------------------------------------------------
                  Net assets, at value                                                       $  80,420,834
                  -------------------------------------------------------------------------------------------
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------
                  Net Asset Value, offering and redemption price per share ($80,420,834
                  / 80,424,541 outstanding shares of beneficial interest, $.01 par           ----------------
                  value, unlimited number of shares authorized) ...............                      $1.00
                                                                                             ----------------

    The accompanying notes are an integral part of the financial statements.

                    17 - Scudder New York Tax Free Money Fund

                             Statement of Operations

                            year ended March 31, 1999

Investment Income
-----------------------------------------------------------------------------------------------------------------------------
                  Income:

                  Interest ....................................................              $   2,795,644
                                                                                             ----------------

                  Expenses:

                  Management fee ..............................................                    425,992

                  Services to shareholders ....................................                     71,895

                  Custodian and accounting fees ...............................                     51,232

                  Trustees' fees and expenses .................................                     17,465

                  Auditing ....................................................                     23,840

                  Reports to shareholders .....................................                     11,879

                  Legal .......................................................                      3,631

                  Registration fees ...........................................                     14,504

                  Other .......................................................                      5,606
                                                                                             ----------------
                  Total expenses before reductions ............................                    626,044

                  Expense reductions ..........................................                   (114,854)
                                                                                             ----------------
                  Expenses, net ...............................................                    511,190
                  -------------------------------------------------------------------------------------------
                  Net investment income                                                          2,284,454
                  -------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
-----------------------------------------------------------------------------------------------------------------------------
                  Net realized gain (loss) from:

                  Investments .................................................                       (388)
                  -------------------------------------------------------------------------------------------
                  Net gain (loss) on investment transactions                                          (388)
                  -------------------------------------------------------------------------------------------

                  -------------------------------------------------------------------------------------------
                  Net increase (decrease) in net assets resulting from operations            $   2,284,066
                  -------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                    18 - Scudder New York Tax Free Money Fund

                       Statements of Changes in Net Assets

                                                                                   Years Ended March 31,

Increase (Decrease) in Net Assets                                                1999             1998
-----------------------------------------------------------------------------------------------------------------------------
                  Operations:

                  Net investment income ..................................  $ 2,284,454       $ 2,032,129

                  Net realized gain (loss) from investment transactions ..         (388)               --
                                                                           ----------------  ----------------

                  Net increase (decrease) in net assets resulting from ...    2,284,066         2,032,129
                  operations                                               ----------------  ----------------

                  Distributions to shareholders from net investment ......   (2,284,454)       (2,032,129)
                  income                                                   ----------------  ----------------

                  Fund share transactions at net asset value of $1.00 per share:

                  Shares sold ............................................  197,943,189       133,210,045

                  Net asset value of shares issued to shareholders in
                  reinvestment of distributions ..........................    2,006,593         1,770,083

                  Shares redeemed ........................................ (212,042,600)     (102,004,740)
                                                                           ----------------  ----------------

                  Net increase (decrease) in net assets from Fund share ..  (12,092,818)       32,975,388
                  transactions                                             ----------------  ----------------

                  Increase (decrease) in net assets ......................  (12,093,206)       32,975,388

                  Net assets at beginning of period ......................   92,514,040        59,538,652
                                                                           ----------------  ----------------
                  Net assets at end of period ............................  $80,420,834       $92,514,040
                                                                           ----------------  ----------------

    The accompanying notes are an integral part of the financial statements.

                    19 - Scudder New York Tax Free Money Fund

                                           Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                       Years Ended March 31,

                                                                     1999        1998       1997        1996        1995
-----------------------------------------------------------------------------------------------------------------------------
                                                                   ------------------------------------------------------
Net asset value, beginning of period ............................  $ 1.000     $ 1.000    $ 1.000     $ 1.000     $ 1.000
                                                                   ------------------------------------------------------
Net investment income ...........................................     .027        .030       .028        .031        .025

Distributions from net investment income ........................   (.027)      (.030)     (.028)      (.031)      (.025)
                                                                   ------------------------------------------------------
Net asset value, end of period ..................................  $ 1.000     $ 1.000    $ 1.000     $ 1.000     $ 1.000
                                                                   ------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (a) ............................................     2.71        3.06       2.85        3.18        2.57


Ratios and Supplemental Data


Net assets, end of period ($ millions) ..........................       80          93         60          58          55


Ratio of operating expenses, net to average daily net assets (%)       .60         .60        .60         .60         .60


Ratio of operating expenses before expense reductions, to average      .73         .78        .85         .86         .89
  daily net assets (%)


Ratio of net investment income to average daily net assets (%) ..     2.68        3.00       2.81        3.13        2.56

(a)  Total returns would have been lower had certain expenses not been reduced.

                    20 - Scudder New York Tax Free Money Fund

                   Investment Portfolio as of March 31, 1999

                                                                                                    Credit
                                                                                   Principal      Rating (b)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
---------------------------------------------------------------------------------------------------------------------------------
Short-Term Municipal Investments 2.3%
---------------------------------------------------------------------------------------------------------------------------------
New York

Long Island Power Authority, Electrical Systems Revenue Bond, Series 5,
  Daily Demand Note, 3.15%, 5/1/2033* .........................................   1,600,000          A1+             1,600,000

New York City, Series B, Daily Demand Note, 3.2%, 8/15/2022 (c)* ..............     190,000          A1+               190,000

New York State Dormitory Authority Revenue, Cornell University, Daily Demand
  Note, Series B, 2.95%, 7/1/2025* ............................................   2,000,000          A1+             2,000,000

New York, NY, General Obligation:
  Daily Demand Note, 3.4%, 8/15/2020* .........................................     700,000          A1+               700,000
  Daily Demand Note, Series B2, 2.9%, 8/15/2009 (c)* ..........................     350,000          A1+               350,000
---------------------------------------------------------------------------------------------------------------------------------
Total Short-Term Municipal Investments (Cost $4,840,000)                                                             4,840,000
---------------------------------------------------------------------------------------------------------------------------------

Long-Term Municipal Investments 97.7%
---------------------------------------------------------------------------------------------------------------------------------
New York

34th Street Partnership Inc., NY, Capital Improvement, 5.5%, 1/1/2014 .........   1,900,000          A               1,961,180

Albany County Airport Revenue:
  Series 1997, AMT, 5.375%, 12/15/2017 (c) ....................................   1,000,000          AAA             1,026,540
  Series 1997, AMT, 5.5%, 12/15/2019 (c) ......................................   1,000,000          AAA             1,037,620

Albany, NY, General Obligation, 7%, 1/15/2008 (c) .............................     485,000          AAA               508,207

Babylon, NY, General Obligation:
  Series 1998 A, Zero Coupon, 8/1/2006 (c) ....................................   1,045,000          AAA               766,027
  Series 1998 A, Zero Coupon, 8/1/2007 (c) ....................................     735,000          AAA               512,251

Canandaigua, NY, School District, General Obligation:
  Series 1991, 6.4%, 6/1/2008 (c) .............................................     500,000          AAA               580,465
  Series 1991, 6.5%, 6/1/2011 (c) .............................................     550,000          AAA               649,886

Chautauqua County, NY:
  7.3%, 4/1/2008 (c) ..........................................................     575,000          AAA               704,254
  7.3%, 4/1/2009 (c) ..........................................................     575,000          AAA               712,632
  Series 1990, 7.3%, 4/1/2007 (c) .............................................     465,000          AAA               558,832
  Series 1990, 6.4%, 9/15/2008 (c) ............................................     520,000          AAA               605,851

Dutchess County, NY, Resource Agency Recovery, Solid Waste Management,
  Series 1990 A, 7.5%, 1/1/2009 (c) ...........................................   1,000,000          AAA             1,051,770

Erie County, NY, Public Improvement General Obligation Unlimited, Series 1992,
  6.125%, 1/15/2012 (c) .......................................................     590,000          AAA               674,978

Glen Cove Housing Authority, Senior Living Facility, The Mayfair at Glen Cove,
  AMT, Series 1996, 8.25%, 10/1/2026 ..........................................   1,500,000          SKI             1,692,285

    The accompanying notes are an integral part of the financial statements.

                       21 - Scudder New York Tax Free Fund

                                                                                                    Credit
                                                                                   Principal      Rating (b)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
---------------------------------------------------------------------------------------------------------------------------------
Inverse Variable Rate Certificate Trust, Metropolitan Transit Authority,
  Series 1993 B, 7.17%, 6/30/2002 (c)** .......................................   8,000,000          SKI             8,960,000

Islip, New York Community Development Agency, New York Institute of Technology,
  Series 1996, 7.5%, 3/1/2026 .................................................   4,000,000          SKI             4,380,600

Jamestown, New York, General Obligation:
  Series 1991 A, 7%, 3/15/2007 (c) ............................................     725,000          AAA               856,225
  Series 1991 A, 7%, 3/15/2008 (c) ............................................     600,000          AAA               721,326

Long Island Power Authority, Electrical Systems Revenue Bond:

  Electrical Systems Revenue Bond, 5.125%, 4/1/2012 (c) (f) ...................   4,000,000          AAA             4,145,080
  Series 1998 A, Zero Coupon, 12/1/2015 (c) ...................................   3,800,000          AAA             1,668,466
  Series 1998 A, Zero Coupon, 12/1/2016 (c) ...................................   1,000,000          AAA               414,330

Monroe County, NY, General Obligation Unlimited:
  6%, 6/1/2006 ................................................................     500,000          AA                557,460
  Series 1996, 6%, 3/1/2013 ...................................................   1,050,000          AA              1,191,687
  Series 1996, 6%, 3/1/2014 ...................................................   1,040,000          AA              1,181,357
  Series 1996, 6%, 3/1/2017 ...................................................   1,410,000          AA              1,600,759

Nassau County, NY, General Obligation:

  Combined Sewer District, Series 1997 A, 6%, 7/1/2011 (c) ....................   1,000,000          AAA             1,125,910
  Series 1997 A, 6%, 7/1/2011 (c) .............................................     780,000          AAA               881,330

Nassau County, NY, General Obligation Refunding, Combined Sewer Districts,
  Series 1993 G, 5.4%, 1/15/2010 (c) ..........................................   1,655,000          AAA             1,778,149

New York City, Industrial Development Agency:

  Civil Facility Revenue, YMCA Greater New York Project:
   Series 1997, 5.85%, 8/1/2008 ...............................................     600,000          BBB               642,708
   Series 1997, 5.8%, 8/1/2016 ................................................   1,000,000          BBB             1,053,160
   Series 1997, 6%, 8/1/2006 ..................................................     580,000          BBB               626,272

  Japan Air Lines, Series 1996, AMT, 6%, 11/1/2015 (c) ........................   1,000,000          AAA             1,074,480

New York City, NY, General Obligation:
  Series 1991 B, 7.5%, 2/1/2005 ...............................................   1,935,000          A               2,138,852
  Series 1996 A, 7%, 8/1/2005 .................................................   5,000,000          A               5,747,100
  Series 1996 A, 7%, 8/1/2006 .................................................   5,000,000          A               5,813,700
  Series 1996 A, 6.25%, 8/1/2009 ..............................................   5,175,000          A               5,811,680
  Series 1997 I, 6%, 4/15/2009 ................................................   2,000,000          A               2,195,980
  Series 1998 F, 5.25%, 9/15/2013 .............................................   1,000,000          A               1,044,660
  Series B, Prerefunded 2/1/2002, 7.5%, 2/1/2005 ..............................     425,000          A                 473,131
  Series B, 8.25%, 6/1/2006 ...................................................   2,750,000          A               3,393,913

    The accompanying notes are an integral part of the financial statements.

                       22 - Scudder New York Tax Free Fund

                                                                                                    Credit
                                                                                   Principal      Rating (b)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
---------------------------------------------------------------------------------------------------------------------------------
  Series B, 7.25%, 8/15/2007 ..................................................   2,250,000          A               2,680,110
  Series B1, Prerefunded 8/15/2004, 7.3%, 8/15/2010 (d) .......................      45,000          AAA                52,666
  Series E, 8%, 8/1/2005 (c) ..................................................     330,000          AAA               400,095

New York City, NY, Industrial Development Agency, Civil Facilities, USTA National
  Tennis Center:
   6.1%, 11/15/2004 (c) .......................................................   1,215,000          AAA             1,347,423
   6.25%, 11/15/2006 (c) ......................................................   3,000,000          AAA             3,368,550

New York City, NY, Transitional Finance Authority, Revenue Bond:

  Future Tax Secured, Series 1998 B, 4.75%, 11/15/2023 ........................   5,000,000          AA              4,722,400
  Series 1998 A, 5.25%, 11/15/2011 ............................................   1,250,000          AA              1,319,863

New York Environmental Facilities Corporation, Clean Water and Drinking Revolving
  Funds:
   Series 1998 F, 5.25%, 6/15/2013 ............................................   2,500,000          AA              2,609,675
   Series 1998 F, 5.25%, 6/15/2014 ............................................   2,500,000          AA              2,594,250

New York State Dormitory Authority:

  City University System Series 1995 A, 5.625%, 7/1/2016 (c) ..................   1,100,000          AAA             1,198,780

  College and University Pooled Capital Program, 7.8%, 12/1/2005 (c) ..........     795,000          AAA               815,622

  Columbia University, NY, Revenue, 6%, 7/1/2010 ..............................   1,000,000          BBB             1,103,050

  Jewish Medical Center, Series 1998, 5.25%, 7/1/2011 (c) .....................   2,000,000          AAA             2,091,820

  Lease Revenue, Municipal Health Facilities:
   Series 1998, 4.75%, 1/15/2029 (c) ..........................................   2,000,000          AAA             1,875,780
   Series 1998 A, 5.375%, 5/15/2009 (c) .......................................     440,000          AAA               470,633
   Series 1998 A, 5.375%, 5/15/2010 (c) .......................................     465,000          AAA               495,006

  Lease Revenue, Court Facilities:
   Zero Coupon, 8/1/2020 ......................................................   1,600,000          AA                541,904
   Zero Coupon, 8/1/2021 ......................................................   3,850,000          AA              1,236,736
   Zero Coupon, 8/1/2022 ......................................................   2,795,000          AA                852,168
   Zero Coupon, 8/1/2023 ......................................................   2,545,000          AA                735,683

  Mental Health Services Facilities:
   Series B, 5.5%, 7/1/2018 (c) (e) ...........................................   1,375,000          AAA             1,439,873
   Series 1998 D, 5.25%, 8/15/2013 (c) ........................................   2,400,000          AAA             2,485,152

  Mental Health Services, Facilities Improvement:
   5.25%, 8/15/2011 (c) .......................................................   1,750,000          AAA             1,836,223
   4.75%, 2/15/2025 (c) .......................................................   2,500,000          AAA             2,361,200

    The accompanying notes are an integral part of the financial statements.

                       23 - Scudder New York Tax Free Fund

                                                                                                    Credit
                                                                                   Principal      Rating (b)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
---------------------------------------------------------------------------------------------------------------------------------
  Nyack Hospital:
   Series 1996, 6%, 7/1/2006 ..................................................   1,000,000          SKI             1,079,520
   Series 1996, 6.25%, 7/1/2013 ...............................................     500,000          SKI               530,200

  Pace University:
   Series 1997, 6.5%, 7/1/2008 (c) ............................................   1,360,000          AAA             1,585,121
   Series 1997, 6.5%, 7/1/2009 (c) ............................................     555,000          AAA               654,301

  State University Series 1993 A, 5.875%, 5/15/2011 (c) .......................     380,000          AAA               425,741

  Upstate Community Colleges, Series A, 5%, 7/1/2014 (c) (e) ..................   1,170,000          AAA             1,188,147

New York State Dormitory Authority Revenue:
  5.75%, 7/1/2009 .............................................................   1,000,000          AAA             1,111,390

  Columbia University, 5%, 7/1/2015 ...........................................   2,500,000          AA              2,503,700

  Mental Health Services Facilities Series 1997 B, 5.625%, 2/15/2021 (c) ......     500,000          AAA               526,475

  Mental Health Services Facilities Improvement:
   Series 1996 B, 6.5%, 2/15/2010 .............................................   1,500,000          A               1,720,800
   Series 1996 B, 6.5%, 2/15/2011 .............................................   1,000,000          A               1,149,490
   Series 1996 B, 6%, 2/15/2012 ...............................................   2,500,000          A               2,767,650

  Montefiore Medical Center:
   Series 1996, 6%, 8/1/2008 (c) ..............................................   2,000,000          AAA             2,242,640
   Series 1996, 6%, 2/1/2009 (c) ..............................................   2,000,000          AAA             2,232,760

  Mt. Sinai School of Medicine, Series B, 5.7%, 7/1/2011 (c) ..................   1,825,000          AAA             2,022,100

  State University Educational Facility, Series A, 5.875%, 5/15/2011 ..........   2,250,000          A               2,492,055

  Upstate Community College, 5.8%, 7/1/2006 ...................................   1,075,000          BBB             1,167,472

New York State Environmental Facilities Corporation:

  State Water Revolving Fund, Series D, 6.9%, 5/15/2015 .......................   1,260,000          AAA             1,447,286

  Special Obligation Revenue, Riverbank State Park:
   Series 1996, 6.25%, 4/1/2007 (c) ...........................................   2,055,000          AAA             2,332,774
   Series 1996, 6.25%, 4/1/2008 (c) ...........................................   2,185,000          AAA             2,498,460

New York State Health Facilities Authority, 6.375%, 11/1/2004 .................   1,500,000          BBB             1,655,715

New York State Housing Finance Agency, Service Contract, Series A, 5.875%,
  9/15/2014 ...................................................................   6,000,000          BBB             6,342,540

New York State Local Government Assistance Corporation, Series 1993 E, 5.25%,
  4/1/2016 (c) ................................................................   1,185,000          AAA             1,243,669

New York State Mortgage Agency, Revenue, AMT, Series 1994, 6.8%, 10/1/2005 ....   1,000,000          AA              1,070,130

New York State Throughway Authority General Revenue, Capital Appreciation
  Special Obligation, Series 1991 A, Zero Coupon, 1/1/2006 ....................   2,905,000          BBB             2,155,510

    The accompanying notes are an integral part of the financial statements.

                       24 - Scudder New York Tax Free Fund

                                                                                                    Credit
                                                                                   Principal      Rating (b)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
---------------------------------------------------------------------------------------------------------------------------------
New York State Urban Development Corp.:
  Series 1996 A, 6.25%, 4/1/2005 (c) ..........................................   1,375,000          AAA             1,531,613
  State Facilities Series 1995, 5.7%, 4/1/2009 (c) ............................   4,250,000          AAA             4,693,105

New York State, Urban Development Corporation Revenue, Correctional Facilities:
  NC Series 95, 5.375%, 1/1/2015 (c) ..........................................   2,000,000          AAA             2,073,980
  Series 1994 A, 5.5%, 1/1/2014 (c) ...........................................   2,000,000          AAA             2,157,620

New York Triborough Bridge and Tunnel Authority, Series 1998 A, 5.25%,
  1/1/2013 (c) ................................................................   1,500,000          AAA             1,565,025

Niagara County, NY, General Obligation, 7.1%, 2/15/2011 (c) ...................     500,000          AAA               616,340

Niagara Falls, NY, Water Treatment Plant, AMT:
  7%, 11/1/2003 (c) ...........................................................   2,260,000          AAA             2,547,314
  8.5%, 11/1/2005 (c) .........................................................   2,140,000          AAA             2,668,559
  8.5%, 11/1/2006 (c) .........................................................   1,240,000          AAA             1,576,672

Oneida-Herkimer, NY, Solid Waste Management Authority:
  Series 1998, 5.5%, 4/1/2013 (c) .............................................     500,000          AAA               535,380
  Series 1998, 5.5%, 4/1/2014 (c) .............................................   1,000,000          AAA             1,070,920

Onondaga County, NY, Industrial Development Agency, Solid Waste Disposal
  Facility, Solvay Paperboard LLC, Series 1998, AMT, 7%, 11/1/2030 ............   3,000,000          SKI             3,117,060

Orange County, NY, Industrial Development Agency, The Glen Arden Project:
  5.2%, 1/1/2005 ..............................................................     200,000          SKI               202,042
  5.3%, 1/1/2006 ..............................................................     200,000          SKI               202,334
  5.35%, 1/1/2007 .............................................................     200,000          SKI               201,990
  5.4%, 1/1/2008 ..............................................................     100,000          SKI               100,956
  5.625%, 1/1/2018 ............................................................   1,000,000          SKI               992,700
  5.7%, 1/1/2028 ..............................................................   1,250,000          SKI             1,234,038

Oswego County, NY, General Obligation Series 1991, 6.7%, 6/15/2012 ............   1,100,000          A               1,321,771

Port Authority of New York & New Jersey:

  Special Obligation Revenue, JFK International Air Terminal, AMT:
   6.25%, 12/1/2010 (c) .......................................................   2,500,000          AAA             2,866,600
   6.25%, 12/1/2011 (c) .......................................................   2,500,000          AAA             2,866,525

  Split Amount, Series 1996, 7%, 10/1/2007 ....................................   3,500,000          SKI             3,870,685

Shenendehowa Central School District, NY, Clifton Park:
  6.85%, 6/15/2008 (c) ........................................................     350,000          AAA               420,714
  6.85%, 6/15/2009 (c) ........................................................     350,000          AAA               423,784

    The accompanying notes are an integral part of the financial statements.

                       25 - Scudder New York Tax Free Fund

                                                                                                    Credit
                                                                                   Principal      Rating (b)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
---------------------------------------------------------------------------------------------------------------------------------
Suffolk County, NY, General Obligation:
  Series 1998, 5.25%, 8/1/2010 (c) ............................................   1,285,000          AAA             1,367,394
  Series 1998, 5.25%, 4/1/2010 (c) ............................................   1,590,000          AAA             1,689,741

Suffolk County, NY, Industrial Development Agency, Southwest Sewer System,
  6%, 2/1/2007 (c) ............................................................     500,000          AAA               556,340

Troy, New York, Municipal Assistance Corporation:
  Series B, Zero Coupon, 1/15/2007 (c) ........................................     650,000          AAA               463,821
  Series B, Zero Coupon, 7/15/2007 (c) ........................................     650,000          AAA               453,882
  Series B, Zero Coupon, 1/15/2008 (c) ........................................     750,000          AAA               508,538
  Series B, Zero Coupon, 1/15/2009 (c) ........................................     650,000          AAA               418,457
  Series B, Zero Coupon, 7/15/2009 (c) ........................................     350,000          AAA               220,311
  Series B, Zero Coupon, 7/15/2010 (c) ........................................     600,000          AAA               357,492

Ulster County, NY, General Obligation:
  Series 1998 B, 5%, 10/15/2011 (c) ...........................................     275,000          AAA               285,387
  Series 1998 B, 5%, 10/15/2012 (c) ...........................................     195,000          AAA               201,995
  Series 1998 B, 5%, 10/15/2013 (c) ...........................................     130,000          AAA               133,934

Valley Central School District, Montgomery, NY, 7.15%, 6/15/2008 (c) ..........     625,000          AAA               761,150

Virgin Islands

Virgin Islands, General Obligation, Public Finance Authority, Mortgage Fund Loan
  Notes, Series 1992 A, EMT, 7%, 10/1/2002*** .................................     500,000          AAA               554,050

Virgin Islands, Public Finance Authority, Subordinate Lien, Series 1998 D, 6%,
  10/1/2007 ...................................................................   3,000,000          SKI             3,140,130

Virgin Islands, Special Tax Bonds, Hugo Bonds, 7.75%, 10/1/2006 ...............   1,205,000          SKI             1,317,583
---------------------------------------------------------------------------------------------------------------------------------
Total Long-Term Municipal Investments (Cost $193,435,712)                                                          206,589,333
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $198,275,712) (a)                                                       211,429,333
---------------------------------------------------------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $198,279,084. At March 31, 1999, net unrealized appreciation for all securities based on tax cost was $13,150,249. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $13,397,008 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $246,759.

(b) All of the securities held have been determined to be of appropriate credit quality as required by the Fund's investment objectives. Credit ratings shown are assigned by either Standard & Poor's Ratings Group, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Securities rated by Scudder Kemper Investments (SKI) have been determined by the Adviser to be of comparable quality to rated eligible securities.

(c) Bond is insured by one of these companies: AMBAC, Capital Guaranty, FGIC, FSA, FHA or MBIA/BIG.

    The accompanying notes are an integral part of the financial statements.

                       26 - Scudder New York Tax Free Fund

--------------------------------------------------------------------------------
(d) Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

(e) When issued or forward delivery securities (See Note A in Notes to Financial Statements)

(f) At March 31, 1999, these securities, in part or in whole, have been segregated to cover when issued or forward delivery securities.

* Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

** Inverse floating rate notes are instruments whose yields have an inverse relationship to benchmark interest rates. These securities are shown at their rate as of March 31, 1999.

*** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

AMT: Subject to alternative minimum tax

                       27 - Scudder New York Tax Free Fund

                              Financial Statements

                       Statement of Assets and Liabilities

                              as of March 31, 1999

Assets
-----------------------------------------------------------------------------------------------------------------------------
                  Investments, at market (identified cost $198,275,712) ........             $ 211,429,333

                  Cash .........................................................                   232,096

                  Interest receivable ..........................................                 3,130,209

                  Receivable for Fund shares sold ..............................                    69,808

                  Other assets .................................................                     4,391
                                                                                             ----------------
                  Total assets .................................................               214,865,837

Liabilities
-----------------------------------------------------------------------------------------------------------------------------
                  Payable for when-issued and forward delivery securities ......                 2,628,216

                  Dividends payable ............................................                   242,676

                  Payable for Fund shares redeemed .............................                    49,512

                  Accrued management fee .......................................                   110,428

                  Other payables and accrued expenses ..........................                   120,858
                                                                                             ----------------
                  Total liabilities ............................................                 3,151,690
                  -------------------------------------------------------------------------------------------
                  Net assets, at market value                                                $ 211,714,147
                  -------------------------------------------------------------------------------------------
Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                  Net assets consist of:

                  Unrealized appreciation (depreciation) on investments ........                13,153,621

                  Accumulated net realized gain (loss) .........................                (4,421,992)

                  Paid-in capital ..............................................               202,982,518
                  -------------------------------------------------------------------------------------------
                  Net assets, at market value                                                $ 211,714,147
                  -------------------------------------------------------------------------------------------
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------
                  Net Asset Value, offering and redemption price per share
                  ($211,714,147 / 18,624,470 outstanding shares of beneficial                ----------------
                  interest, $.01 par value, unlimited number of shares authorized)                  $11.37
                                                                                             ----------------

    The accompanying notes are an integral part of the financial statements.

                       28 - Scudder New York Tax Free Fund

                             Statement of Operations

                            year ended March 31, 1999

Investment Income
-----------------------------------------------------------------------------------------------------------------------------
                  Income:

                  Interest .....................................................             $  10,842,168
                                                                                             ----------------
                  Expenses:

                  Management fee ...............................................                 1,285,712

                  Services to shareholders .....................................                   171,604

                  Custodian and accounting fees ................................                    95,155

                  Trustees' fees and expenses ..................................                    31,427

                  Auditing .....................................................                    42,359

                  Reports to shareholders ......................................                    26,296

                  Legal ........................................................                     2,496

                  Registration fees ............................................                    12,887

                  Other ........................................................                    11,132
                                                                                             ----------------
                                                                                                 1,679,068
                  -------------------------------------------------------------------------------------------
                  Net investment income                                                          9,163,100
                  -------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
-----------------------------------------------------------------------------------------------------------------------------
                  Net realized gain (loss) from:

                  Investments ..................................................                 2,112,216

                  Futures ......................................................                   (43,747)
                                                                                             ----------------
                                                                                                 2,068,469

                  Net unrealized appreciation (depreciation) during the period on
                  investments ..................................................                  (343,581)
                  -------------------------------------------------------------------------------------------
                  Net gain (loss) on investments                                                 1,724,888
                  -------------------------------------------------------------------------------------------

                  -------------------------------------------------------------------------------------------
                  Net increase (decrease) in net assets resulting from operations            $  10,887,988
                  -------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                       29 - Scudder New York Tax Free Fund

                       Statements of Changes in Net Assets

                                                                                   Years Ended March 31,

Increase (Decrease) in Net Assets                                                1999             1998
-----------------------------------------------------------------------------------------------------------------------------
                  Operations:

                  Net investment income .................................. $   9,163,100     $   8,735,659

                  Net realized gain (loss) from investment transactions ..     2,068,469           653,107

                  Net unrealized appreciation (depreciation) on
                  investment transactions ................................      (343,581)       10,291,177
                                                                           ----------------  ----------------

                  Net increase (decrease) in net assets resulting from ...    10,887,988        19,679,943
                  operations
                                                                           ----------------  ----------------

                  Distributions to shareholders from net investment
                  income .................................................    (9,163,100)       (8,735,659)
                                                                           ----------------  ----------------

                  Distributions to shareholders from net realized gains ..            --          (254,878)
                                                                           ----------------  ----------------

                  Fund share transactions:

                  Proceeds from shares sold ..............................    56,426,831        47,326,586

                  Net asset value of shares issued to shareholders in
                  reinvestment of distributions ..........................     6,158,807         5,891,191

                  Cost of shares redeemed ................................   (48,327,775)      (48,822,944)
                                                                           ----------------  ----------------

                  Net increase (decrease) in net assets from Fund share
                  transactions ...........................................    14,257,863         4,394,833
                                                                           ----------------  ----------------

                  Increase (decrease) in net assets ......................    15,982,751        15,084,239

                  Net assets at beginning of period ......................   195,731,396       180,647,157
                                                                          ----------------  ----------------
                  Net assets at end of period ............................ $ 211,714,147     $ 195,731,396
                                                                          ----------------  ----------------
Other Information
------------------------------------------------------------------------------------------------------------------------------------

                  Increase (decrease) in Fund shares

                  Shares outstanding at beginning of period ..............    17,368,966        16,986,861
                                                                           ----------------  ----------------

                  Shares sold ............................................     4,958,346         4,258,999

                  Shares issued to shareholders in reinvestment of
                  distributions ..........................................       540,309           530,284

                  Shares redeemed ........................................    (4,243,151)       (4,407,178)
                                                                           ----------------  ----------------

                  Net increase (decrease) in Fund shares .................     1,255,504           382,105
                                                                           ----------------  ----------------
                  Shares outstanding at end of period ....................    18,624,470        17,368,966
                                                                           ----------------  ----------------

    The accompanying notes are an integral part of the financial statements.

                       30 - Scudder New York Tax Free Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                            Years Ended March 31,

                                                                     1999        1998       1997        1996        1995
-----------------------------------------------------------------------------------------------------------------------------
                                                                   ----------------------------------------------------------
Net asset value, beginning of period ...........................   $ 11.27     $ 10.63    $ 10.67     $ 10.38     $ 10.32
                                                                   ----------------------------------------------------------
Income from investment operations:

Net investment income ..........................................       .51         .51        .53         .53         .52

Net realized and unrealized gain (loss) on investment transactions     .10         .66      (.03)         .29         .11
                                                                   ----------------------------------------------------------
Total from investment operations ...............................       .61        1.17        .50         .82         .63
                                                                   ----------------------------------------------------------
Less distributions:

From net investment income .....................................     (.51)       (.51)      (.53)       (.53)       (.52)

From net realized gains ........................................        --       (.02)      (.01)          --       (.05)
                                                                   ----------------------------------------------------------
Total distributions ............................................     (.51)       (.53)      (.54)       (.53)       (.57)
                                                                   ----------------------------------------------------------

                                                                   ----------------------------------------------------------
Net asset value, end of period .................................   $ 11.37     $ 11.27    $ 10.63     $ 10.67     $ 10.38
                                                                   ----------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%) ...............................................      5.46       11.20       4.76        7.95        6.39

Ratios and Supplemental Data

Net assets, end of period ($ millions) .........................       212         196        181         192         194

Ratio of operating expenses to average daily net assets (%) ....       .82         .83        .83         .82         .82

Ratio of net investment income to average daily net assets (%) .      4.45        4.65       4.95        4.91        5.13

Portfolio turnover rate (%) ....................................      44.5        28.8       71.0        80.5        83.8

                       31 - Scudder New York Tax Free Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder New York Tax Free Money Fund ("Tax Free Money Fund") and New York Tax Free Fund ("Tax Free Fund"), each a non-diversified fund, are series of Scudder State Tax Free Trust (the "Trust") which is organized as a Massachusetts business trust and registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company.

The Funds' financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Funds in the preparation of their financial statements.

Security Valuation. Tax Free Money Fund values all portfolio securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and pursuant to which Tax Free Money Fund must adhere to certain conditions. Under this method, which does not take into account unrealized gains and losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount/premium.

Tax Free Fund's portfolio debt securities purchased with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations affect broker/dealer supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market investments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

When-issued and Forward Delivery Securities. The Tax Free Fund may purchase securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later time. At the time the Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. During the period between purchase and settlement, no payment is made by the Tax Free Fund to the issuer and no interest accrues to the Tax Free Fund. At the time of settlement, the market value of the security may be more or less than the purchase price. The Fund will establish a segregated account in which it will maintain cash and liquid debt securities equal in value to commitments for when-issued or forward delivery securities.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the year ended March 31, 1999, the Tax Free Fund purchased interest rate futures to manage the duration of the portfolio and sold interest rate futures to hedge against declines in the value of portfolio securities.

Upon entering into a futures contract, the Tax Free Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Tax Free Fund each day, dependent upon the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Tax Free Fund. When entering into a closing transaction, the Tax Free Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

                    32 - Scudder New York Tax Free Money Fund
                         Scudder New York Tax Free Fund

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Tax Free Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Tax Free Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Tax Free Fund if the option is exercised. During the year ended March 31, 1999, the Tax Free Fund purchased put options on interest rate futures as a hedge against declines in the value of portfolio securities and purchased call options on interest rate futures to manage the duration of the portfolio.

If the Tax Free Fund writes an option and the option expires unexercised, the Tax Free Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Tax Free Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Tax Free Fund purchased an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Tax Free Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by the Tax Free Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised the Tax Free Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing the Tax Free Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

When the Tax Free Fund writes a covered call option, the Tax Free Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. When the Tax Free Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Tax Free Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Tax Free Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities.

Amortization and Accretion. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

Federal Income Taxes. The Funds' policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute all of their taxable and tax-exempt income to their shareholders. Accordingly, the Funds paid no federal income taxes and no federal income tax provisions were required.

                    33 - Scudder New York Tax Free Money Fund
                         Scudder New York Tax Free Fund

As of March 31, 1999, the Tax Free Money Fund had a net tax basis capital loss carryforward of approximately $52,900, which may be applied against any realized net taxable capital gains of each succeeding year until full utilized or until March 31, 2000 ($800), March 31, 2001 ($1,700), March 31, 2002 ($3,500), March
31, 2003 ($43,200), March 31, 2004 ($3,300) and March 31, 2007 ($400), the
respective expiration dates, whichever occurs first.

As of March 31, 1999, the Tax Free Fund had a net tax basis capital loss carryforward of approximately $3,508,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2003 ($1,128,000) and March 31, 2004 ($2,380,000), the
respective expiration dates, whichever occurs first.

Distribution of Income and Gains. All of the net investment income of the Funds is declared as dividends to shareholders of record as of the close of business each day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in options, futures, and certain securities sold at a loss for the Tax Free Fund. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting the net asset value of the Funds.

The Funds use the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade-date basis. Distributions of net realized gains to shareholders are recorded on the ex-dividend date. Interest income is accrued pro rata to the earlier of the call or maturity date.

                      B. Purchases and Sales of Securities

For the year ended March 31, 1999, purchases and sales of long-term municipal securities aggregated $100,329,740 and $84,955,841, respectively, for Tax Free Fund.

The aggregate face value of futures contracts both opened and closed during the year ended March 31, 1999 amounted to $179,727,412 for Tax Free Fund.

                               C. Related Parties

Under the Management Agreements (each an "Agreement" and collectively the "Agreements") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Funds. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreements. The management fee payable under the Agreements is equal to an annual rate of .50% of the average daily net assets of Tax Free Money Fund, and .625% of the first

                    34 - Scudder New York Tax Free Money Fund
                         Scudder New York Tax Free Fund

$200,000,000 of the average daily net assets and .60% of such net assets in excess of $200,000,000 for Tax Free Fund, computed and accrued daily and payable monthly. For the year ended March 31, 1999, the fee for the Tax Free Fund pursuant to these Agreements amounted to $1,285,712, of which $110,428 is unpaid at March 31, 1999. This was equivalent to an annual effective rate of .63% of the Fund's average daily net assets.

With respect to Tax Free Money Fund, the Adviser has agreed not to impose all or a portion of its management fee until July 31, 1999 and during such period to maintain the annualized expenses of the Tax Free Money Fund at not more than 0.60% of average daily net assets. For the year ended March 31, 1999, the Adviser did not impose a portion of its fee amounting to $114,854 and the portion imposed amounted to $311,138, of which $28,164 is unpaid at March 31, 1999.

Effective September 7, 1998, Zurich Insurance Company ("Zurich"), majority owner of the Adviser, entered into an agreement with B.A.T Industries p.l.c. ("B.A.T") pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, each Fund's Management Agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. In December 1998, the Board of Trustees and the shareholders of the Fund approved a new investment management agreements with Scudder Kemper, which is substantially identical to the former Management Agreements, except for the dates of execution and termination.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Funds. For the year ended March 31, 1999, the amount charged to the Funds by SSC aggregated $54,875 for the Tax Free Money Fund and $114,000 for the Tax Free Fund, of which $4,476 and $9,422, respectively, are unpaid at March 31, 1999.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records for the Funds. For the year ended March 31, 1999, the amount charged to the Funds by SFAC aggregated $30,000 for the Tax Free Money Fund and $53,895 for the Tax Free Fund, of which $2,500 and $8,895, respectively, are unpaid at March 31, 1999.

Each Fund pays each Trustee not affiliated with the Adviser an annual retainer, allocated between the Funds, plus specified amounts for attended board and committee meetings. For the year ended March 31, 1999, Trustees' fees and expenses aggregated $17,465 for the Tax Free Money Fund and $31,427 for the Tax Free Fund.

                               D. Lines of Credit

The Funds and several Scudder Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Funds may borrow up to a maximum of 33 percent of their net assets under the agreement.

                    35 - Scudder New York Tax Free Money Fund
                         Scudder New York Tax Free Fund

                        Report of Independent Accountants

To the Trustees of Scudder State Tax Free Trust and the Shareholders of Scudder New York Tax Free Money Fund and Scudder New York Tax Free Fund:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder New York Tax Free Money Fund and Scudder New York Tax Free Fund (the "Funds") at March 31, 1999, the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                PricewaterhouseCoopers LLP
May 12, 1999

                    36 - Scudder New York Tax Free Money Fund
                         Scudder New York Tax Free Fund

                                 Tax Information

Of the dividends paid by Scudder New York Tax Free Money Fund and Scudder New York Tax Free Fund from net investment income for the taxable year ended March 31, 1999, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax adviser if you have any questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-225-5163.

                    37 - Scudder New York Tax Free Money Fund
                         Scudder New York Tax Free Fund

                           Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder New York Tax Free Money Fund (the "Fund") was held on December 15, 1998, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To approve a new Investment Management Agreement for the Fund with Scudder Kemper Investments, Inc.

                                Number of Votes:
                                ----------------

      For               Against         Abstain           Broker Non-Votes*
      ---               -------         -------           -----------------

  44,709,256           1,236,604       1,361,967                  0

2.    To approve the revision of the Fund's fundamental lending policy.


                                Number of Votes:
                                ----------------

      For               Against         Abstain           Broker Non-Votes*
      ---               -------         -------           -----------------

  42,775,919           2,225,675       2,306,233                  0

--------------------------------------------------------------------------------
* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

                    38 - Scudder New York Tax Free Money Fund

                           Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder New York Tax Free Fund (the "Fund") was held on December 15, 1998, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To approve a new Investment Management Agreement for the Fund with Scudder Kemper Investments, Inc.

                                Number of Votes:
                                ----------------

      For              Against         Abstain            Broker Non-Votes*
      ---              -------         -------            -----------------

  10,521,044           444,418         502,851                   0

2.    To approve the revision of the Fund's fundamental lending policy.



                                Number of Votes:
                                ----------------

     For               Against         Abstain            Broker Non-Votes*
     ---               -------         -------            -----------------

  9,670,570            657,536         885,946                 254,261

--------------------------------------------------------------------------------
* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

                       39 - Scudder New York Tax Free Fund

                              Officers and Trustees

Daniel Pierce*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General
Manager, WGBH Educational
Foundation

Dawn-Marie Driscoll
Trustee; President, Driscoll
Associates; Executive Fellow,
Bentley College

Peter B. Freeman
Trustee; Corporate Director and
Trustee

George M. Lovejoy, Jr.
Trustee; President and Director,
Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business
Administration, Northeastern
University

Kathryn L. Quirk*
Trustee, Vice President
and Assistant Secretary

Jean C. Tempel
Trustee; Venture Partner,
Venture Capital Group

Philip G. Condon*
Vice President

Thomas W. Joseph*
Vice President

Ann M. McCreary*
Vice President

Jeremy L. Ragus*
Vice President

Rebecca Wilson*
Vice President

John R. Hebble*
Treasurer

Caroline Pearson*
Assistant Secretary



                        *Scudder Kemper Investments, Inc.

                    40 - Scudder New York Tax Free Money Fund
                         Scudder New York Tax Free Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series --
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Select 1000 Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans

Variable Annuities
  Scudder Horizon Plan**+++ +++
  Scudder Horizon Advantage**+++ +++ +++

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. +++ +++ +++A no-load variable annuity contract issued by Glenbrook Life and Annuity Company and underwritten by Allstate Financial Services, Inc., sold by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                    41 - Scudder New York Tax Free Money Fund
                         Scudder New York Tax Free Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Personal Investment Organizer: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                    42 - Scudder New York Tax Free Money Fund
                         Scudder New York Tax Free Fund

Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          800 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a transaction fee. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                    43 - Scudder New York Tax Free Money Fund
                         Scudder New York Tax Free Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $280 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER

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